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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 2, 2002


                                  SOLUTIA INC.
                                  ------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                                    --------
                            (STATE OF INCORPORATION)



       001-13255                                            43-1781797
       ---------                                            ----------
       (COMMISSION                                          (IRS EMPLOYER
       FILE NUMBER)                                         IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI      63166-6760
---------------------------------------------------------------      ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)



                                 (314) 674-1000
                                 --------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


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ITEM 5.  OTHER EVENTS.

         On July 2, 2002, Solutia Inc. issued a press release announcing pricing of senior secured notes and warrant units to be issued as part of its previously announced refinancing plan. A copy of that press release is filed as an exhibit to this report and is incorporated here by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibit is filed as part of this report:

         Exhibit Number                    Description
         --------------                    -----------

              99.1          Press Release dated July 2, 2002, issued by
                            Solutia Inc.



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                                 SIGNATURES

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.



                                          SOLUTIA INC.
                            ------------------------------------------------
                                          (Registrant)


                                          /s/ Karl R. Barnickol
                            ------------------------------------------------
                                          Secretary









DATE: JULY 3, 2002




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                                EXHIBIT INDEX

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

  Exhibit Number                       Description
  --------------                       -----------

       99.1        Press release dated July 2, 2002, issued by Solutia Inc.